UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2013

KOPPERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue Pittsburgh, Pennsylvania	15219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 227-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on March 27, 2013, Koppers Inc. (“Koppers”), a wholly-owned subsidiary of Koppers Holdings Inc., entered into a $300.0 million revolving credit facility (the “Credit Agreement”) with a syndicate of banks led by PNC Capital Markets LLC and co-led by RBS Citizens N.A. and Bank of America Securities LLC as joint book runners. Effective December 13, 2013, Koppers exercised its option under an accordion feature of the Credit Agreement to increase the maximum revolving credit principal commitment under the Credit Agreement by $50.0 million from $300.0 million to $350.0 million in maximum principal amount.

In addition, on December 13, 2013, Koppers entered into a First Amendment to the Credit Agreement (the “First Amendment”) with the lenders thereto. The First Amendment inserts a replacement accordion provision into the Credit Agreement, which will allow for increases in one or more increments in the maximum revolving credit principal commitment under the Credit Agreement by up to an aggregate amount of $100.0 million from $350.0 million (after the effectiveness of the exercise of the accordion feature described above) to $450.0 million in maximum principal amount. Exercise of the new accordion feature would require additional commitments from new or existing lenders.

The foregoing description is qualified in its entirety by reference to the First Amendment to the Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

10.1	First Amendment to Amended and Restated Credit Agreement by and among Koppers Inc., the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as Administrative Agent, dated as of December 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2013

KOPPERS HOLDINGS INC.

By:	/s/ Leroy M. Ball
Leroy M. Ball
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

10.1	First Amendment to Amended and Restated Credit Agreement by and among Koppers Inc., the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as Administrative Agent, dated as of December 13, 2013.	Filed herewith.